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                                                                 EXHIBIT 10(xxv)



                                 AMENDMENT NO. 2
                                     TO THE
                       KULICKE AND SOFFA INDUSTRIES, INC.
                      2001 EMPLOYEE INCENTIVE STOCK OPTION
                       AND NON-QUALIFIED STOCK OPTION PLAN

                          (Effective December 18, 2000)


            WHEREAS, Kulicke and Soffa Industries, Inc. (the "Company") established the Kulicke and Soffa Industries, Inc. 2001 Employee Incentive Stock Option and Non-Qualified Stock Option Plan (the "Plan") effective December 18, 2000, and amended the Plan on one occasion thereafter; and

            WHEREAS, the Company desires to amend the Plan to provide the Company with greater flexibility in setting the vesting criteria applicable to options granted thereunder;

            NOW, THEREFORE, effective as of October 2, 2001, Section 6(b)(4)(A) of the Plan is hereby amended to read as follows:

                  (4) EXERCISE.

                        (A) GENERAL. Options shall be exercisable in such installments, on such dates, and/or upon fulfillment of such other conditions as the Committee may specify, provided that:



      IN WITNESS WHEREOF, Kulicke and Soffa Industries, Inc. has caused this Amendment No. 2 to be executed this ____ day of ______________________, 2001.


[Seal]                                    KULICKE AND SOFFA INDUSTRIES, INC.



Attest:                                   By:
       -----------------------------         -----------------------------------


                                          Date:
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